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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): April 23, 1998




                     CRESCENT REAL ESTATE EQUITIES COMPANY
            (Exact name of Registrant as specified in its Charter)



           Texas                     1-13038                     52-1862813
  (State of Organization)     (Commission File Number)         (IRS Employer
                                                          Identification Number)

      777 Main Street, Suite 2100
           Fort Worth, Texas                                       76102
(Address of Principal Executive Offices)                         (Zip Code)


                                (817) 877-0477
             (Registrant's telephone number, including area code)
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Item 7. Financial Statements and Exhibits.

(c) Exhibits

        The exhibits listed in the following index relate to the Registration Statement on Form S-3 (No. 333-38071), as amended, of the registrant and are filed herewith for incorporation by reference in such Registration Statement.

         Exhibit No.                    Description
         -----------                    -----------

             1.01 Purchase Agreement, dated as of April 23, 1998, by and among the Registrant, Crescent Real Estate Equities
                        Limited Partnership and Merrill Lynch & Co., Merrill
                        Lynch, Pierce, Fenner & Smith Incorporated

             4.01       Second Amended and Restated Agreement of Limited
                        Partnership of Crescent Real Estate Equities Limited
                        Partnership dated as of November 1, 1997 (filed as
                        Exhibit 4.06 to the Registrant's Registration Statement on Form S-3 (File No. 333-41049) and incorporated herein by reference)

             4.02       Form of Common Share Certificate (filed as Exhibit 4.03
                        to the Registrant's Registration Statement on Form S-3
                        (File No. 333-21905) and incorporated herein by reference)

             4.03 Form of Certificate of 6-3/4% Series A Preferred Shares of the Registrant (filed as Exhibit 4.05 to the Registrant's Current Report on Form 8-K dated
                        February 13, 1998 and filed February 18, 1998 and incorporated herein by reference)

             4.04       Form of Statement of Designation of 6-3/4% Series A
                        Convertible Cumulative Preferred Shares of the
                        Registrant (filed as Exhibit 4.06 to the Registrant's
                        Current Report on Form 8-K dated February 13, 1998 and filed February 18, 1998 and incorporated herein by reference)

             5.01 Opinion of Shaw, Pittman, Potts & Trowbridge as to the legality of the securities being registered by the registrant

             8.01 Opinion of Shaw, Pittman, Potts & Trowbridge regarding certain material tax issues relating to the registrant

             8.02       Opinion of Locke Purnell Rain Harrell (A Professional
                        Corporation) regarding certain Texas franchise tax matters

            23.01 Consent of Shaw, Pittman, Potts & Trowbridge (included in its opinions filed as Exhibits 5.01 and 8.01)

            23.02       Consent of Locke Purnell Rain Harrell (A Professional
                        Corporation) (included in its opinion filed as Exhibit
                        8.02)




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                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 1998            CRESCENT REAL ESTATE EQUITIES COMPANY



                                    By:  /s/ DALLAS E. LUCAS
                                         -----------------------
                                             Dallas E. Lucas
                                        Senior Vice President and
                                         Chief Financial Officer



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                                 EXHIBIT INDEX

         Exhibit No.                    Description
         -----------                    -----------
             1.01       Purchase Agreement, dated as of April 23, 1998, by and
                        among the Registrant, Crescent Real Estate Equities
                        Limited Partnership and Merrill Lynch & Co., Merrill
                        Lynch, Pierce, Fenner & Smith Incorporated

             4.01       Second Amended and Restated Agreement of Limited
                        Partnership of Crescent Real Estate Equities Limited
                        Partnership dated as of November 1, 1997 (filed as
                        Exhibit 4.06 to the Registrant's Registration Statement on Form S-3 (File No. 333-41049) and incorporated herein by reference)

             4.02       Form of Common Share Certificate (filed as Exhibit 4.03
                        to the Registrant's Registration Statement on Form S-3
                        (File No. 333-21905) and incorporated herein by reference)

             4.03 Form of Certificate of 6-3/4% Series A Preferred Shares of the Registrant (filed as Exhibit 4.05 to the Registrant's Current Report on Form 8-K dated
                        February 13, 1998 and filed February 18, 1998 and incorporated herein by reference)

             4.04       Form of Statement of Designation of 6-3/4% Series A
                        Convertible Cumulative Preferred Shares of the
                        Registrant (filed as Exhibit 4.06 to the Registrant's
                        Current Report on Form 8-K dated February 13, 1998 and filed February 18, 1998 and incorporated herein by reference)

             5.01 Opinion of Shaw, Pittman, Potts & Trowbridge as to the legality of the securities being registered by the registrant

             8.01 Opinion of Shaw, Pittman, Potts & Trowbridge regarding certain material tax issues relating to the registrant

             8.02       Opinion of Locke Purnell Rain Harrell (A Professional
                        Corporation) regarding certain Texas franchise tax matters

            23.01 Consent of Shaw, Pittman, Potts & Trowbridge (included in its opinions filed as Exhibits 5.01 and 8.01)

            23.02       Consent of Locke Purnell Rain Harrell (A Professional
                        Corporation) (included in its opinion filed as Exhibit
                        8.02)